SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 1996


                         Industrial Training Corporation
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             (Exact Name of Registrant as specified in its charter)

           Maryland                     0-13741              52-1078263
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(State or other jurisdiction of    (Commission File        (IRS Employer
        incorporation)                  Number)          Identification No.)

13515 Dulles Technology Drive
Herndon Virginia                                                 22071
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(Address of principal offices)                                 (Zip Code)

Registrant's telephone number, including area code    (703)713-3335
                                                   -----------------------------

                                      None
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             (Former name or address, if changed since last report)





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Item 2.  Acquisition or Disposition of Assets.

       On January 3, 1997, Industrial Training Corporation ("ITC") closed the merger ("Merger") of ITC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("ITC AC") with and into Anderson Soft-Teach, a California Corporation ("Company"), pursuant to an Agreement and Plan of Reorganization dated and deemed effective as of December 31, 1996 (the "Agreement") by and among ITC, ITC AC and the Company. The Merger consideration consisted of cash in the amount of $4,500,000 ("Cash Consideration") and 300,000 shares ("Stock Consideration") (collectively, "Aggregate Maximum Consideration") of ITC common stock, $0.10 par value per share, ("ITC Common Stock"), which was issued on a pro rata basis to the former shareholders of Anderson ("Shareholders"), subject to adjustment as described below. The Cash Consideration was funded primarily through the proceeds of the public offering of 1,207,500 shares of ITC common stock, which was completed on October 4, 1995.

       Pursuant to the Agreement, a portion of the Cash Consideration in the amount of $100,000 ("Special Escrow") and a portion of the Stock Consideration in the amount of 100,000 shares ("General Escrow") have been placed in escrow (collectively, "Withheld Amount") to fund any reduction of the Aggregate Maximum Consideration as described below. The Cash Consideration is subject to dollar-for-dollar adjustment in the event the working capital of the Company does not meet a minimum required level determined in accordance with Section
3.33 of the Merger Agreement at December 31, 1996. The Stock Consideration is subject to adjustment in the event of any claim based upon a breach of the representations and warranties or covenants and agreements in the Agreement made by the Company. In such an instance, the Stock Consideration shall be reduced by an amount equal in value to the dollar amount of any such claims, up to a maximum of 100,000 shares (or such other amount not to exceed 100,000 shares, subject to approval by ITC). Any Cash Consideration remaining in the Special Escrow after adjustment, if any, will be distributed to the Shareholders in accordance with the Merger Agreement. Any Stock Consideration remaining in the General Escrow after adjustment, if any, on the later of January 3, 1997 or the final resolution of any and all claims under the Merger Agreement pending as of January 3, 1997 will be distributed to the Shareholders in accordance with the Merger Agreement.

         At the time of consummation of the Merger, ITC and the Shareholders entered into a Registration Rights and Shareholders Agreement (the "Registration Rights Agreement"). Under the Registration Rights Agreement, upon written request from the Shareholders acting as a group by an affirmative vote of a majority in interest, and not individually, ITC will file a registration statement to register the Shares for resale under the Securities Act of 1933, as amended, within 90 days of receipt of such request. ITC has agreed to keep such registration statement continuously effective for a period of three months following the date on which such registration statement is declared effective. At any time within two years of the anniversary date of the consummation of the Merger, the Shareholders also have the right to have the Shares included (subject to certain quantitative limitations) in any registration of the ITC Common Stock otherwise effected by the Company for its own account or for the account of others, other than a demand registration by the Shareholders as described above, a registration relating to any employee or non-employee director compensation or benefit programs, an exchange offer or an offering of securities to existing shareholders or employees of ITC, or an acquisition, merger or other business combination transaction. The Company will pay all expenses of any such registration, other than underwriting discounts, selling commissions and fees and disbursements of counsel for the Shareholders.

       Anderson Soft-Teach is headquartered in Los Gatos, California and is a leading developer, producer and distributor of networkable multimedia training


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solutions for computer skills training and on-line electronic performance support systems. The Company was founded in 1983 and currently employs approximately forty people. The Company's founder and Chief Executive Officer, Warren E. Anderson, has entered into an employment agreement to serve as Executive Vice President of ITC for an initial term of two years.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)   Financial Statements of Business Acquired.


         (b)   Pro Forma Financial Information.

                   It is not practicable to provide the financial statements of the Company and the pro forma financial information concerning the Company that are required to be filed with respect to the Merger ("Financial Information") on the date that this report is being filed with the Securities and Exchange Commission. The Financial Information will be filed under cover of an amended Form 8-K as soon as practicable, but in any event not later than 60 days after this report is being filed, and ITC expects to file the Financial Information on or about February 28, 1997.

         (c)   Exhibits.


                  2.1 Agreement and Plan of Reorganization dated as of December 31, 1996, by and among Industrial Training Corporation, ITC Acquisition Corp. and Anderson Soft-Teach, without annexes or 2.1 schedules.

                  4.1 Registration Rights and Shareholders Agreement dated as of December 31, 1996 between Industrial Training Corporation and the former shareholders of Anderson Soft-Teach identified therein.

                  22.1 Press Release dated January 3, 1997 issued by Industrial Training Corporation



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               INDUSTRIAL TRAINING CORPORATION


                               By:    /s/ Frank A. Carchedi
                                      ------------------------------------------
                                      Frank A. Carchedi
                                      Vice President and Chief Financial Officer



Date:    January 13, 1997



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                                  EXHIBIT INDEX

The following Exhibits to this Report are filed herewith:




Exhibit                          Description
   No.

   2.1 Agreement and Plan of Reorganization dated as of December 31, 1996, by and among Industrial Training Corporation, ITC Acquisition Corp. and Anderson Soft-Teach, without annexes or schedules.

   4.1 Registration Rights and Shareholders Agreement dated as of December 31, 1996 between Industrial Training Corporation and the former shareholders of Anderson Soft-Teach identified therein.

   22.1 Press Release dated January 3, 1997 issued by Industrial Training Corporation











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